Exhibit 10.1

                          NINTH MODIFICATION AGREEMENT

     This NINTH MODIFICATION AGREEMENT (this "AGREEMENT") is made and entered into as of August 22, 2002, by and between LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership, HANCOCK-MTH COMMUNITIES, INC., an Arizona corporation, HANCOCK-MTH BUILDERS, INC., an Arizona corporation, MTH HOMES-TEXAS, L.P., a Texas limited partnership, jointly and severally
(collectively,   "BORROWER"),   and  GUARANTY  BANK,  a  federal   savings  bank
("Lender").

                                   WITNESSETH:

     WHEREAS, pursuant to a certain Master Loan Agreement (the "LOAN AGREEMENT") dated as of January 31, 1993, between Lender and Borrower, Lender made a loan (the "LOAN") to Borrower, evidenced by a certain Revolving Promissory Note (the "NOTE") dated as of January 31, 1993, payable to Lender in the stated principal amount of SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($75,000,000.00), with interest and principal payable as set forth therein; and

     WHEREAS, to secure the Note and Loan, Master Form Deed(s) of Trust (With Security Agreement and Assignment of Rents and Leases) (hereinafter collectively referred to as the "MASTER DEEDS OF TRUST," whether one or more), which Master Deeds of Trust have been recorded in certain counties in the State of Texas as more particularly described on EXHIBIT A attached hereto; and which Master Deeds of Trust are incorporated by reference pursuant to the terms and provisions of certain Deeds of Trust Incorporating by Reference a Master Form Deed of Trust (With Security Agreement and Assignment of Rents and Leases) (hereafter collectively referred to as the "SUPPLEMENTAL DEEDS OF TRUST," whether one or more) recorded in such counties and encumbering certain real and other property (the "PROPERTY") described in such Supplemental Deeds of Trust (such Master Deeds of Trust and Supplemental Deeds of Trust hereafter collectively referred to as the "DEEDS OF TRUST," whether one or more); and

     WHEREAS, the Deeds of Trust were modified pursuant to a Modification Agreement (the "FIRST Modification"), and recorded in various counties in Texas, which First Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Second Modification Agreement (the "SECOND MODIFICATION") dated as of May 19, 1998, and recorded in various counties in Texas, which Second Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Third Modification Agreement (the "THIRD MODIFICATION") dated as of March 30, 1999, and recorded in various counties in Texas, which Third Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Fourth Modification Agreement (the "FOURTH MODIFICATION") dated as of July 31, 1999, and recorded in

NINTH MODIFICATION AGREEMENT - Page 1
various counties in Texas, which Fourth Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Fifth Modification Agreement (the "FIFTH MODIFICATION") dated March 24, 2000, and recorded in various counties in Texas, which Fifth Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Sixth Modification Agreement (the "SIXTH MODIFICATION") dated as of July 31, 2000, and recorded in various counties in Texas, which Sixth Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Seventh Modification Agreement (the "SEVENTH MODIFICATION") dated as of _________________, 2001, and recorded in various counties in Texas, which Seventh Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Ratification and Assumption Agreement (the "RATIFICATION AGREEMENT") dated as of December _____, 2001, and recorded in various counties in Texas, which Ratification Agreement modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Eighth Modification Agreement (the "EIGHTH MODIFICATION") dated as of May 31, 2002, and recorded in various counties in Texas, which Eighth Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Ratification and Assumption Agreement (the "SECOND RATIFICATION AGREEMENT") dated as of July _____, 2002, and recorded in various counties in Texas, which Second Ratification Agreement modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Note and the Loan are guaranteed pursuant to that certain Guaranty Agreement dated as of July ____, 2002 (the "GUARANTY"), executed by MTH-Texas GP, Inc., an Arizona corporation, MTH-Texas LP, Inc., MTH-Texas GP II, Inc., an Arizona corporation, MTH-Texas LP II, Inc., an Arizona corporation, and Meritage Corporation, a Maryland corporation ("GUARANTOR," whether one or more); and

     WHEREAS, the Loan Agreement, the Note, the First Modification, the Second Modification, the Third Modification, the Fourth Modification, the Fifth Modification, the Sixth Modification, the Seventh Modification, the Ratification Agreement, the Eighth Modification, the Second Ratification Agreement, the Deeds of Trust and all other documents evidencing and/or securing the Loan are hereinafter collectively called the "LOAN Instruments"; and

     WHEREAS, Lender, the owner and holder of the Note and the Deeds of Trust and all rights and titles evidenced thereby, and Borrower, the record owner of

NINTH MODIFICATION AGREEMENT - Page 2
the Property and being liable for the payment of the Note and Loan, desire to modify the Loan Instruments as herein provided.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The Loan is hereby increased from $75,000,000.00 to $90,000,000.00. All references in the Loan Instruments to the amount of $75,000,000.00 are hereby increased to $90,000,000.00.

     2. Borrower shall execute and deliver to Lender a letter agreement (in form and substance satisfactory to Lender in its sole discretion) (the "LETTER AGREEMENT") dated as of the date hereof amending certain other terms and provisions of the Loan Instruments. (Hereafter, this Agreement and the Letter Agreement shall be included in the defined term "LOAN INSTRUMENTS.")

     3. Borrower acknowledges and agrees, that as an accommodation to Borrower, EXHIBIT A hereto (which exhibit describes the recording information of the Master Deeds of Trust) shall be attached to this Agreement (and to any and all other documents which may require the attachment of a description of the recording information of the Master Deeds of Trust) after Borrower's execution of same. Accordingly, Borrower hereby authorizes and directs Lender to attach such EXHIBIT A to this Agreement.

     4. Notwithstanding anything to the contrary in any of the Loan Instruments, Borrower acknowledges and agrees, that to the extent that Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate (hereafter defined) payable on the Note and/or the Related Indebtedness (hereafter defined) Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. As used herein, the term "MAXIMUM LAWFUL RATE" shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (as hereafter defined) made in connection with the transaction evidenced by the Note and the other Loan Instruments. As used herein, the term "CHARGES" shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, received, taken or reserved by Lender in connection with the transactions relating to the Note and the other Loan Instruments, which are treated as interest under applicable law. As used herein, the term "RELATED INDEBTEDNESS" shall mean any and all debt paid or payable by Borrower to Lender pursuant to the Loan Instruments or any other communication or writing by or between Borrower and

NINTH MODIFICATION AGREEMENT - Page 3

Lender related to the transaction or transactions that are the subject mater of the Loan Instruments, except such debt which has been paid or is payable by Borrower to Lender.

     5. Notwithstanding anything to the contrary contained in the Deeds of Trust or other Loan Instruments, with respect to any amendment to the Master Deeds of Trust, the following terms and provisions shall apply:

     With respect to any amendment or modification of the Master Deeds of Trust now or hereafter executed by Borrower (or any future owner of the Property if different from Borrower) and duly recorded in the appropriate official public records, Borrower acknowledges and agrees that such amendment or modification of the Master Deeds of Trust shall constitute an amendment or modification to the terms and provisions of any such Supplemental Deeds of Trust (and shall be incorporated into any such Supplemental Deeds of Trust and made a part thereof for all purposes, as though such amendment or modification of the Master Deeds of Trust specifically referred to such Supplemental Deeds of Trust) without the necessity of any specific reference in such amendment or modification to any such Supplemental Deeds of Trust; and no such amendment or modification of the Master Deeds of Trust shall impair the obligations of Borrower under any such Supplemental Deeds of Trust or any other of the Loan Instruments.

     6. Borrower hereby expressly promises to pay to the order of Lender, the principal amount of the Note (as modified and extended) and all accrued and unpaid interest now or hereafter to become due and payable under the Note, and Borrower hereby expressly promises to perform all of the obligations of Borrower under the Loan Instruments (as modified and extended).

     7. The liens of the Deeds of Trust are hereby acknowledged by Borrower to be good, valid and subsisting liens, and such liens are hereby renewed and extended so as to secure the payment of the Note and Loan (as modified and extended).

     8. Borrower hereby represents and warrants to Lender that (a) Borrower is the sole legal and beneficial owner of the Property; (b) Borrower has the full power and authority to make the agreements contained in this Agreement without joinder or consent of any other party; (c) the execution, delivery and performance of this Agreement will not contravene or constitute an event which itself or which with the passing of time or giving of notice or both would constitute a default under any deed of trust, loan agreement, indenture or other agreement to which Borrower or Guarantor is a party or by which Borrower or any of its property is bound; and (d) there exists no default under the Loan Instruments (as modified). BORROWER HEREBY AGREES TO INDEMNIFY AND HOLD LENDER HARMLESS AGAINST ANY LOSS, CLAIM, DAMAGE, LIABILITY OR EXPENSE (INCLUDING WITHOUT LIMITATION, ATTORNEYS' FEES) INCURRED AS A RESULT OF ANY REPRESENTATION OR WARRANTY MADE BY BORROWER HEREIN PROVING TO BE UNTRUE IN ANY MATERIAL RESPECT.

     9. The terms and conditions hereof may not be modified, amended, altered or otherwise affected except by instrument in writing executed by Lender and Borrower.

NINTH MODIFICATION AGREEMENT - Page 4

     10. All Loan Instruments are hereby amended and modified in a manner consistent with the modifications, terms and/or provisions contained herein. Except as expressly modified hereby, the terms and conditions of the Loan Instruments are and shall remain in full force and effect.

     11. Borrower agrees to pay to Lender, contemporaneously with the execution and delivery hereof, all costs and expenses incurred in connection with this transaction, title insurance endorsement premiums, reasonable fees of Lender's counsel and recording fees.

     12. Borrower hereby agrees to execute and deliver to Lender such further documents and instruments evidencing or pertaining to the Loan, as modified and increased hereby, as may be reasonably requested by Lender from time to time so as to evidence the terms and conditions hereof.

            [The balance of this page is intentionally left blank.]

NINTH MODIFICATION AGREEMENT - Page 5

     EXECUTED on the date(s) set forth in the acknowledgment(s) below to be EFFECTIVE as of the date first above written.

                                        BORROWER:

                                        LEGACY/MONTEREY HOMES L.P.,
                                        an Arizona limited partnership

                                        BY: MTH-TEXAS GP, INC.,
                                            an Arizona corporation,
                                            General Partner


                                            By: /s/ Rick Morgan
                                                --------------------------------
                                               Name: Rick Morgan
                                                     ---------------------------
                                               Title: V.P.
                                                      --------------------------

                                        HANCOCK-MTH COMMUNITIES, INC.,
                                        an Arizona corporation


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                           Name: Rick Morgan
                                                 -------------------------------
                                           Title: V.P.
                                                  ------------------------------


                                        HANCOCK-MTH BUILDERS, INC.,
                                        an Arizona corporation


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                           Name: Rick Morgan
                                                 -------------------------------
                                           Title: V.P.
                                                  ------------------------------


                                        MTH HOMES-TEXAS, L.P.,
                                        an Texas limited partnership

                                        BY: MTH-TEXAS GP II, INC.,
                                            an Arizona corporation,
                                            General Partner


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                           Name: Rick Morgan
                                                 -------------------------------
                                           Title: V.P.
                                                  ------------------------------

NINTH MODIFICATION AGREEMENT - Page 6

                                        LENDER:

                                        GUARANTY BANK
                                        a federal savings bank


                                        By: /s/ Sam A. Meade
                                            ------------------------------------
                                           Name: Sam A. Meade
                                                 -------------------------------
                                           Title: Senior Vice President
                                                  ------------------------------

NINTH MODIFICATION AGREEMENT - Page 7

STATE OF TEXAS      )
                    )
COUNTY OF COLLIN    )

     This instrument was  ACKNOWLEDGED  before me on August 19, 2002, by Richard
T. Morgan, V.P. of MTH-TEXAS GP, INC., an Arizona corporation, as General Partner of LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership, on behalf of said limited partnership.


                                       /s/ Amy C. Kirkpatrick
[SEAL]                                 -----------------------------------------
                                       Notary Public

My Commission Expires:                 Amy C. Kirkpatrick
                                       -----------------------------------------
      3/2/2005                         Printed Name of Notary Public
----------------------


STATE OF TEXAS      )
                    )
COUNTY OF COLLIN    )

     This instrument was  ACKNOWLEDGED  before me on August 19, 2002, by Richard
T. Morgan, V.P. of HANCOCK-MTH COMMUNITIES, INC., an Arizona corporation, on behalf of said corporation.

                                       /s/ Amy C. Kirkpatrick
[SEAL]                                 -----------------------------------------
                                       Notary Public

My Commission Expires:                 Amy C. Kirkpatrick
                                       -----------------------------------------
      3/2/2005                         Printed Name of Notary Public
----------------------


STATE OF TEXAS      )
                    )
COUNTY OF COLLIN    )

     This instrument was  ACKNOWLEDGED  before me on August 19, 2002, by Richard
T. Morgan, V.P. of HANCOCK-MTH BUILDERS, INC., an Arizona corporation, on behalf of said corporation.


                                       /s/ Amy C. Kirkpatrick
[SEAL]                                 -----------------------------------------
                                       Notary Public

My Commission Expires:                 Amy C. Kirkpatrick
                                       -----------------------------------------
      3/2/2005                         Printed Name of Notary Public
----------------------

NINTH MODIFICATION AGREEMENT - Page 8

STATE OF TEXAS      )
                    )
COUNTY OF COLLIN    )

     This instrument was  ACKNOWLEDGED  before me on August 19, 2002, by Richard
T. Morgan, V.P. of MTH-TEXAS GP II, INC., an Arizona corporation, as General Partner of MTH HOMES-TEXAS, L.P., a Texas limited partnership, on behalf of said limited partnership.


                                       /s/ Amy C. Kirkpatrick
[SEAL]                                 -----------------------------------------
                                       Notary Public

My Commission Expires:                 Amy C. Kirkpatrick
                                       -----------------------------------------
      3/2/2005                         Printed Name of Notary Public
----------------------

STATE OF TEXAS           )
                         )
COUNTY OF DALLAS         )

     This instrument was acknowledged before me on the 22nd day of August, 2002, by Sam A. Meade, Senior Vice President of GUARANTY BANK, a federal savings bank, on behalf of said federal savings bank.

                                        /s/ Leslie Ruth Reynolds
                                        ----------------------------------------
                                        Notary Public in and for the
                                        above county and state

My Commission Expires:                  Leslie Ruth Reynolds
                                        ----------------------------------------
     02-04-2005                         Printed Name of Notary Public
----------------------

NINTH MODIFICATION AGREEMENT - Page 9

                              CONSENT OF GUARANTOR

     Each of the undersigned, as a guarantor ("GUARANTOR," whether one or more) of the loan (the "LOAN"), evidenced by the Note and secured by the Deeds of Trust described in the foregoing Ninth Modification Agreement (the "AGREEMENT") to which this Consent is attached, hereby acknowledge and consent (jointly and severally) to the terms of the Agreement and agree (jointly and severally) that the execution and delivery of the Agreement will in no way change or modify Guarantor's respective obligations under their respective Guaranty (as defined in the Agreement); and each Guarantor acknowledges and agrees (jointly and severally) that the Indebtedness (as defined in the respective instruments comprising the Guaranty) includes the Loan (as increased and set forth in the Agreement), together with any and all other Indebtedness now or at any time hereafter owing by Guarantor to Lender; and each Guarantor (jointly and severally) hereby unconditionally and absolutely guarantees to Lender the payment when due of such Indebtedness, and hereby acknowledge and agree that their respective Guaranty is in full force and effect, and that there are no claims, counterclaims, offsets or defenses to their respective Guaranty; and each Guarantor acknowledges and consents (jointly and severally) to the terms of any and all prior modifications to the terms of the Loan (including, without limitation, any and all extensions of the term thereof and increases in the principal thereof prior to the date hereof, if any).

     EXECUTED on the date(s) set forth in the acknowledgment(s) below to be EFFECTIVE as of the 22 day of August, 2002.

                                        GUARANTOR:

                                        MERITAGE CORPORATION,
                                        a Maryland corporation


                                        By: /s/ John Landon
                                            ------------------------------------
                                           Name: John Landon
                                                 -------------------------------
                                           Title: Co-CEO
                                                  ------------------------------


                                        MTH-TEXAS GP, INC.,
                                        an Arizona corporation

                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                           Name: Rick Morgan
                                                 -------------------------------
                                           Title: V.P.
                                                  ------------------------------

NINTH MODIFICATION AGREEMENT - Page 10

                                        MTH-TEXAS LP, INC.,
                                        an Arizona corporation

                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                           Name: Rick Morgan
                                                 -------------------------------
                                           Title: V.P.
                                                  ------------------------------


                                        MTH-TEXAS GP II, INC.,
                                        an Arizona corporation

                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                           Name: Rick Morgan
                                                 -------------------------------
                                           Title: V.P.
                                                  ------------------------------


                                        MTH-TEXAS LP II, INC.,
                                        an Arizona corporation


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                           Name: Rick Morgan
                                                 -------------------------------
                                           Title: V.P.
                                                  ------------------------------

NINTH MODIFICATION AGREEMENT - Page 11

STATE OF TEXAS     )
                   )
COUNTY OF COLLIN   )

     This instrument was  ACKNOWLEDGED  before me on August 19, 2002, by Richard
T. Morgan, V.P. of MERITAGE CORPORATION, a Maryland corporation, on behalf of said corporation.


                                       /s/ Amy C. Kirkpatrick
[SEAL]                                 -----------------------------------------
                                       Notary Public

My Commission Expires:                 Amy C. Kirkpatrick
                                       -----------------------------------------
      3/2/2005                         Printed Name of Notary Public
----------------------


STATE OF TEXAS     )
                   )
COUNTY OF COLLIN   )

     This instrument was  ACKNOWLEDGED  before me on August 19, 2002, by Richard
T. Morgan, V.P. of MTH-TEXAS GP, INC., an Arizona corporation, on behalf of said corporation.


                                       /s/ Amy C. Kirkpatrick
[SEAL]                                 -----------------------------------------
                                       Notary Public

My Commission Expires:                 Amy C. Kirkpatrick
                                       -----------------------------------------
      3/2/2005                         Printed Name of Notary Public
----------------------


STATE OF TEXAS     )
                   )
COUNTY OF COLLIN   )

     This instrument was  ACKNOWLEDGED  before me on August 19, 2002, by Richard
T. Morgan, V.P. of MTH-TEXAS LP, INC., an Arizona corporation, on behalf of said corporation.


                                       /s/ Amy C. Kirkpatrick
[SEAL]                                 -----------------------------------------
                                       Notary Public

My Commission Expires:                 Amy C. Kirkpatrick
                                       -----------------------------------------
      3/2/2005                         Printed Name of Notary Public
----------------------

NINTH MODIFICATION AGREEMENT - Page 12

STATE OF TEXAS     )
                   )
COUNTY OF COLLIN   )

     This instrument was  ACKNOWLEDGED  before me on August 19, 2002, by Richard
T. Morgan, V.P. of MTH-TEXAS GP II, INC., an Arizona corporation, on behalf of said corporation.

                                       /s/ Amy C. Kirkpatrick
[SEAL]                                 -----------------------------------------
                                       Notary Public

My Commission Expires:                 Amy C. Kirkpatrick
                                       -----------------------------------------
      3/2/2005                         Printed Name of Notary Public
----------------------



STATE OF TEXAS     )
                   )
COUNTY OF COLLIN   )

     This instrument was  ACKNOWLEDGED  before me on August 19, 2002, by Richard
T. Morgan, V.P. of MTH-TEXAS LP II, INC., an Arizona corporation, on behalf of said corporation.

                                       /s/ Amy C. Kirkpatrick
[SEAL]                                 -----------------------------------------
                                       Notary Public

My Commission Expires:                 Amy C. Kirkpatrick
                                       -----------------------------------------
      3/2/2005                         Printed Name of Notary Public
----------------------

NINTH MODIFICATION AGREEMENT - Page 13

                                    EXHIBIT A

                       Description of the Deed(s) of Trust

EXHIBIT A - Page 1